                        GARTMORE VARIABLE INSURANCE TRUST

                    Supplement dated December 15, 2006 to the
             Statements of Additional Information dated May 1, 2006

Effective immediately, the Gartmore Variable Insurance Trust's internet web site address has been changed to the following:

                                www.nwdfunds.com

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the
Funds'  advisers,  distributor,  and  other  service  providers,  are no  longer affiliated with Gartmore Investment  Management Limited (Gartmore U.K.) or other
Gartmore  international   businesses.   Certain  Gartmore  U.S.  companies,  and
marketing  materials  related to them,  will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.